UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): January 9, 2008
Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15281 (Commission File Number)	76-0233274 (I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
     Standstill Agreement
     On January 9, 2008, the Repros Therapeutics Inc. (the “Company”) and Efficacy Capital, LTD (“Efficacy”) entered into a Standstill Agreement, whereby Efficacy agreed, among other things, that it would not (i) acquire shares of the Company’s common stock that would result in its aggregate beneficial ownership exceeding 33% of the outstanding shares of the Company’s common stock, (ii) participate in a “solicitation” or request for “proxies” to vote any securities of the Company, (iii) demand a meeting of the shareholders of the Company or nominate any person for election to the Board of Directors of the Company, subject to certain limited exceptions described below, (iv) communicate with any person or entity with respect to the voting of any the Company’s common stock, other than in accordance with the recommendations of a majority of the Company’s Board of Directors, (v) vote shares of the Company’s common stock in any manner other than in accordance with the recommendations of a majority of the Company’s Board of Directors who are not also officers or employees of the Company and not the director designated by Efficacy, or, if no such recommendation is made, in the same proportion as the votes cast by other holders of the Company’s common stock, (vi) make an offer to acquire the Company or cause such an offer to be made, with certain limited exceptions, (vii) otherwise seek to control the management or policies of the Company, (viii) for, join or in any way participate in a “group” with respect to any securities of the Company in connection with any action or matter otherwise prohibited under the Standstill Agreement, and (ix) transfer beneficial ownership of any shares of the Company’s common stock directly, or, knowingly, indirectly, to any person or group of persons who would after such sale beneficially or of record own more than 5% of the total outstanding shares of the Company’s common stock, with certain limited qualifications and exceptions.
     The Standstill Agreement is effective as of the date thereof and terminates upon the earlier to occur of (i) the date on which Efficacy beneficially owns less than 18% of the then outstanding shares of the Company’s common stock, (ii) a change of control of the Company, (iii) the execution of a definitive agreement by the Company that, if consummated, would result in a change of control, or (iv) written consent of the Company releasing Efficacy from the Standstill Agreement (the “Standstill Period”).
     During the Standstill Period, the Company agreed to (i) appoint Mark Lappe, Managing Partner of Efficacy, to be a member of the Company’s Board of Directors, (ii) at each meeting of the shareholders of the Company at which directors are to be elected, nominate such individual for election to the Company’s Board of Directors, and (iii) provide Efficacy with a right to have one non-voting representative attend all meetings of the Company’s Board of Directors, subject to certain qualification and exceptions.
     The Standstill Agreement is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the Standstill Agreement.

     Fourth Amendment to Rights Agreement
     On January 9, 2008 and in connection with the Standstill Agreement, the Company and Computershare Trust Company, Inc. (“Rights Agent”) amended (“Amendment No. 4”) the Rights Agreement dated as of September 1, 1999, as amended by the First Amendment to Rights Agreement by and among the Company, the Company’s previous rights agent and the Rights Agent dated as of September 6, 2002 and by the Second Amendment to Rights Agreement between the Company and the Rights Agent dated as of October 30, 2002 and by the Third Amendment to Rights Agreement by and among the Company and the Rights Agent dated June 30, 2005 (as amended, the “Rights Agreement”). The following paragraph summarizes the principal amendments to the Rights Agreement as effectuated by Amendment No. 4. Capitalized terms not defined herein have the meanings as set forth in the Rights Agreement.
     Amendment No. 4 amends the Rights Agreement to, among other things, provide that Efficacy and any Affiliate or Associate of Efficacy shall be considered an Exempt Person to the extent that Efficacy becomes a Beneficial Owner of no more than 33% of the Common Stock of the Company then outstanding, provided the Standstill Agreement between Efficacy and the Company is in effect.
     Amendment No. 4 is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to Amendment No. 4.
     On January 9, 2008, the Company issued a press release announcing that it had entered into the Standstill Agreement with Efficacy and, in connection therewith, amended its Rights Agreement. A copy of the press release is furnished herewith and is incorporated herein by reference.

Item 3.01	Material Modification to Rights of Security Holders.
     See Item 1.01 above.

Item 9.01.	Financial Statements and Exhibits
     c. Exhibits

Exhibit
Number	Description

4.1
Rights Agreement dated September 1, 1999 between the Company and Computershare Trust Company, Inc. (“Computershare”) (as successor in interest to Harris Trust and Savings Bank (“Harris Trust”)), as Rights Agent (incorporated by reference to Exhibit 4.1 to the Form 8-A).

4.2
First Amendment to Rights Agreement, dated as of September 6, 2002, between the Company, Harris Trust and Computershare (incorporated by reference to Exhibit 4.3 to Amendment No. 1 on Form 8-A/A as filed with the Commission on September 11, 2002).

Exhibit
Number	Description
4.3
Second Amendment to Rights Agreement, dated as of October 30, 2002, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to Amendment No. 2 on Form 8-A/A as filed with the Commission on October 31, 2002).

4.4
Third Amendment to Rights Agreement, dated as of June 30, 2005, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K as filed with the Commission on June 30, 2005).

4.5*	Fourth Amendment to Rights Agreement, dated as of January 9, 2008, between the Company and Computershare.

10.1*	Standstill Agreement, dated as of January 9, 2008, between the Company and Efficacy.

99.1*	Press Release dated January 9, 2008.

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.
Date: January 9, 2008	By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr.
Vice President, Business Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

4.1
Rights Agreement dated September 1, 1999 between the Company and Computershare Trust Company, Inc. (“Computershare”) (as successor in interest to Harris Trust and Savings Bank (“Harris Trust”)), as Rights Agent (incorporated by reference to Exhibit 4.1 to the Form 8-A).

4.2
First Amendment to Rights Agreement, dated as of September 6, 2002, between the Company, Harris Trust and Computershare (incorporated by reference to Exhibit 4.3 to Amendment No. 1 on Form 8-A/A as filed with the Commission on September 11, 2002).

4.3
Second Amendment to Rights Agreement, dated as of October 30, 2002, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to Amendment No. 2 on Form 8-A/A as filed with the Commission on October 31, 2002).

4.4
Third Amendment to Rights Agreement, dated as of June 30, 2005, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K as filed with the Commission on June 30, 2005).

4.5*	Fourth Amendment to Rights Agreement, dated as of January 9, 2008, between the Company and Computershare.

10.1*	Standstill Agreement, dated as of January 9, 2008, between the Company and Efficacy.

99.1*	Press Release dated January 9, 2008.

*	Filed herewith.